                                                                 Exhibit 10.7(b)


I, AMALIA CHIA SHUM, Judicial Interpreter of the Court of First Instance of the National District, duly sworn for the legal exercise of my duties; CERTIFY: That I have proceeded with a legal translation of a document written in Spanish language, the English version of which, according to the undersigned, reads as follows:
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NUMBER SEVENTEEN: Before me, ROBERTO LEON GOMEZ, Notary Public with office in
San Jose, appear: Mr. JORGE OSBORNE GUELL, of legal age, married, Business Administrator, resident at Cartago, bearer of personal identification number one
- sixty hundred fifty three four hundred thirty five, acting in capacity of Special Assignee with enough faculties for this act of the company named FIDUCIARIA BFA, S. A., hereinafter denominated as "BFA", with domicile in San Jose, La Uruca, next to LACSA, entity identification number three - hundred one
- one hundred seventy nine thousand eight hundred thirty five, capacity of which the undersigning Notary attest under number sixty one of volume forty three of the register of Notary Roberto Leon Gomez given in San Jose on the twelfth day of January of the year 2000 document of which is not notarized since it appears in the protocol ; and Mr. EDGAR ZURCHER GURDIAN, of legal age, divorced twice, attorney, resident of San Jose, bearer of personal identification number one -five hundred thirty two - three hundred ninety, acting in capacity of SPECIAL ASSIGNEE, with enough faculties for this act of PRICSMARLANDCO, STOCK COMPANY, entity identification number three - hundred one - two hundred twenty nine thousand nine hundred forty eight, with domicile in San Jose, First Street, Avenues Nine and Eleven, number nine hundred fifty nine, capacity of which the undersigning Notary attest under number seventy of volume nine of the registry of notary Fernando Alfaro Chamberlain, registration of act of the Extraordinary General Meeting of Shareholders of the mentioned company, held in San Pedro Sula, Republic of Honduras, at eight o'clock on the twenty-ninth day of the month of September of the year nineteen hundred ninety nine, document of which the undersigning Notary keeps a copy in my register of references. The undersigning Notary certifies the validity of the business term of each of the companies indicated in the deposition. The deponent STATE: FIRST CHAPTER, CANCELLATION OF MORTGAGE: FIDUCIARIA BFA, S. A., fiduciary of the trust subscribed in the Public Registration of Real Estate Property on VOLUME FOUR HUNDRED FORTY FIVE,

RECORD NINE THOUSAND EIGHT HUNDRED SIXTY FIVE, been duly authorized to this effect by the Trustee of the Trust recently referred, be it COMMERCIAL INTERNATIONAL BANK & TRUST CO. LTD., with entity identification number three - zero twelve - one hundred twenty six thousand three hundred twenty four, upon the non-existence of debt being guaranteed with mortgage certificates herein below indicated, proceeds to cancel the same, discharging the property mortgage, be it property of the Party of HEREDIA, registration of Mechanized Royal Folio Number TWENTY THREE THOUSAND TWO HUNDRED FIVE - ZERO, ZERO, ZERO free of these liens. The mortgage certificates cancelled upon this act are the following: 1) Mortgage certificate of first degree registered on volume three hundred fifty six, record eighteen thousand seven hundred of the Public Registration of Real Estate Property. II) Mortgage Certificate of second degree on volume three fifty six, record eighteen thousand seven hundred of the Public Registration of Real Estate Property. III) Mortgage Certificate of third degreee on volume three hundred seventy eight, record eight thousand four hundred seventy four of the Public Registration of Real Estate Property. IV) Mortgage Certificate of fourth degree on volume three hundred eighty three, record nine thousand seventy one the Public Registration of Real Estate Property. V) Mortgage Certificate of fifth degree on volume four hundred two, record eighteen thousand two hundred thirty of the Public Registration of Real Estate Property. VI) Mortgage Certificate of sixth degree on volume four hundred twenty, record eleven thousand seven hundred thirty five of the Public Registration of Real Estate Property. VII) Mortgage Certificate of seventh degree on volume four hundred thirty eight, record twelve thousand five hundred fifty four of the Public Registration of Real Estate Property. The mentioned mortgage certificates, duly endorsed, are attached for their respective incineration, for which the Public Registration of Real Estate Property is discharged of any responsibility. CHAPTER SECOND: THE PURCHASE-SALE OF FARMING PROPERTY: FIRST: FIDUCIARIA BFA, S. A., in capacity of fiduciary owner of farm of the Party of HEREDIA, license of Mechanized Royal Folio Number TWENTY THREE THOUSAND TWO HUNDRED FIVE - ZERO, ZERO, ZERO, which is a land to build industries, located in the First District San Pablo, of Ninth =CANTON= San Pablo, of the Province of Heredia, with a measure of FIFTY THREE THOUSAND EIGHTY SEVEN METERS WITH SIXTY NINE SQUARE DECIMETERS; adjacent to the North with Francisco y Juan de Dios Murillo, to the South with Arabela Villalobos Jimenez y Otra, to the East with Quebrada Jestrudio y Linea Ferrea; and to the West with public street, with CADASTRAL PLAN number H-Six Hundred Eighty One Thousand Seven Hundred Thirty Eight Eighty Seven, been duly instructed and authorized to this effect by the trustee of the trust indicated in Chapter one of this document, sells the mentioned farm to PRICSMARLANDCO, S.A., which accepts in this act through its representative, the indicated farm is sold free of any type of liens and notes. Likewise, it is stated that the farm sold in this act is up to date in regards to the payment of related taxes; SECOND: the price of the purchase-sale constitutes the amount of NINE HUNDRED THOUSAND DOLLARS, currency of the United States of America, which the representative of the seller confirms to receive in this act, upon its entire satisfaction and acceptance. This is all. The undersigning notary attests having explained to each of the deponents the value of its stipulations, upon which the parties have indicated that it is their will to grant this document. I issue a first testimony in the act of granting the property. Read the draft to the deponents; who accepted and signed in the city of San Jose at fifteen hours on the twenty eighth day of January of the year two thousand. (Signature)












IN FAITH OF WHICH, I sign and seal this document, upon the request of the interested party, in Santo Domingo, National District, Capital of the Dominican Republic, on this eighteenth (18th) day of the month of February of the year two thousand. This is a faithful translation effected from the copy of the original.

Internal Revenue Stamps:
RD$1.00 No.                                 Amalia Chia Shum
RD$0.25 No.                                 Judicial Interpreter

I, AMALIA CHIA SHUM, Judicial Interpreter of the Court of First Instance of the National District, duly sworn for the legal exercise of my duties; CERTIFY: That I have proceeded with a legal translation of a document written in Spanish language, the English version of which, according to the undersigned, reads as follows:
--------------------------------------------------------------------------------



NUMBER EIGHTEEN: Before me, ROBERTO LEON GOMEZ, Notary Public with office in San Jose, appears: MR. EDGAR ZURCHER GURDIAN, of legal age, divorced twice, attorney, resident at San Jose, bearer of personal identification number one - five hundred thirty two - three hundred ninety, acting in capacity of SPECIAL ASSIGNEE with enough faculties for this act of PRICSMARLANDCO, S. A., entity hereinafter and for all the effects of the LOAN CONTRACT shall be denominated THE DEBTOR, bearer of identification number three - one hundred one - two hundred twenty nine thousand nine hundred forty eight, with domicile in San Jose, First Street, Avenues Nine and Eleven, number nine hundred fifty nine, of which the undersigning Notary attest under number seventy of volume nine of the protocol of Notary Fernando Alfaro Chamberlain, which is protocol of the minutes of the Extraordinary General Meeting of Shareholders of the mentioned company, held in San Pedro Sula, Republic of Honduras at eight hours of the twenty ninth day of September of the year nineteen hundred ninety nine, document of which Notary Leon Gomez keeps copy in his protocol of reference; in his capacity of this act of the society PRISMAR DE COSTA RICA, S. A., bearer of identification number three - one hundred one - two hundred thirty one seven hundred seven, with domicile in San Jose, First Street, Avenues Nine and Eleven, number nine hundred fifty nine, entity of which the undersigning Notary attest under number seventy one of volume nine of the protocol of the Notary Fernando Alfaro Chamberlain, which is registration of the minutes of the Extraordinary General Meeting of Shareholders of the mentioned company, held in San Pedro Sula, Republic of Honduras at eight hours fifteen minutes of the twenty ninth day of September of the year nineteen hundred ninety nine, document of which the Notary keeps copy in his protocol of reference; and in capacity of SPECIAL ASIGNEE with enough faculties for this act of the company PSC, S. A, an entity organized and existing according to the laws of Panama, with offices in San Jose, First Street, Avenues Nine and Eleven, number nine hundred fifty nine, entity of which the undersigning Notary attest under number seventy two of volume nine of the protocol of Notary Fernando Alfaro Chamberlain, which is registration of the minutes of the Board of Directors Meeting of the mentioned company, held in Miami, State of Florida, United States of America, at ten hours of the ninth day of December of the year nineteen hundred ninety nine, document of which the undersigning Notary keeps copy in his protocol of reference: Mr. JESUS ERNESTO GRIJALVA, of legal age, married once, attorney, with only one last due to his US citizenship, bearer of US Passport number zero three seven zero zero two six eight nine, resident at San Diego, California, United States of America, acting in this capacity of SPECIAL ASSIGNEE with enough faculty for this act of the company named PSMT CARIBE, INC. a company duly constituted and existing according to the laws of the Republic of British Virgin Islands, with offices in forty six forty nine Morena Boulevard, San Diego, California, nine two one one seven, company of which the undersigning Notary attest with Special Power granted by the President of the mentioned company in San Diego, United States of America on the fourth day of January of the year two thousand before Notary Evelisse

Hernandez, who holds one last due to her US citizenship, document of which the undersigning Notary keeps certification, duly legalized by the Ministry of Foreign Affairs of the Republic of Costa Rica in the file of reference; and in his capacity of SPECIAL ASSIGNEE with enough faculties for this act of the company PRICESMART INC., a company organized and existing according to the laws of the State of Delaware, United States of America, with offices in forty offices in forty six forty nine Morena Boulevard, San Diego, California, nine two one one seven, company of which the undersigning Notary attest with Special Power granted by the President of the mentioned company in San Diego, United States of America on the fourth day of January of the year two thousand before Notary Evelisse Hernandez, who holds one last due to her US citizenship, document of which the undersigning Notary keeps certification, duly legalized by the Ministry of Foreign Affairs of the Republic of Costa Rica in the file of reference. The last four companies shall be identified in joint manner in this contract as THE GUARANTORS. The undersigning Notary attest the validity of the business period of each of the companies mentioned in the statement. The deponents STATE: WHEREAS A-) That THE DEBTOR has requested a COMMERCIAL INTERNATIONAL BANK & TRUST CO. LTD. hereinafter identified in this document as "CIB", domiciled in Nassau, Bahamas, with offices in Nassau N. P. Bahamas, Post Office Box four thousand eight hundred sixty eight, bearer of identification number three - zero twelve one hundred twenty six thousand three hundred twenty four, and BANCO BFA, S. A., hereinafter identified in this document as "BFA", bearer of identification number three -one hundred one - zero fifty four thousand fifty one, domiciled in San Jose, La Uruca, of Puente Juan Pablo II, one hundred seventy five meters to the North, a commercial loan for the amount of THREE MILLION NINE HUNDRED THOUSAND DOLLARS, CURRENCY OF THE UNITED STATES OF AMERICA. From the resources of such loan, NINE HUNDRED THOUSAND DOLLARS, CURRENCY OF THE UNITED STATES OF AMERICA shall be used for the financing of the purchase of the farm of HEREDIA, license of the Mechanized Royal Folio number TWENTY THREE THOUSAND TWO HUNDRED FIVE - ZERO ZERO ZERO, which is property to build industries, located in Distrito Primero San Pablo, of Canton Noveno San Pablo, of the Province of Heredia, with measure of FIFTY THREE THOUSAND EIGHT HUNDRED SEVEN METERS WITH SEVENTY NINE SQUARE DECIMETERS, adjacent to the North with Francisco y Juan de Dios Murillo, to the South with Arabela Villalobos Jimenez y Otra, to the East with Quebrada Jestrudio y Linea Ferrea and to the West with public street, with cadastral plan number H - SEVEN HUNDRED EIGTHY ONE THOUSAND SEVEN HUNDRED THIRTY EIGHT - EIGHTY SEVEN. The remaining THREE MILLION DOLLARS, CURRENCY OF THE UNITED STATES OF AMERICA, shall be used to finance the construction of a store "PriceSmart" over the farm previously described. The loan in reference shall be identified in this contract as the "LOAN" and, BFA and CIB shall be identified jointly in this document as "THE CREDITORS". It is noted that upon the LOAN, CIB will disburse the amount of TWO MILLION FIVE HUNDRED THOUSAND DOLLARS, CURRENCY OF THE UNITED STATES OF AMERICA and BFA shall disburse the amount of ONE MILLION FOUR HUNDRED THOUSAND DOLLARS, CURRENCY OF THE UNITED STATES. In this sense, once executed all the disbursements, CIB shall have a trusteeship participation of SIXTY FOUR POINT ONE PERCENT and BFA shall have a trusteeship participation of THIRY FIVE POINT NINE PERCENT. The Agent Bank of this loan will be

BFA, which will be in charge of receiving all the payments that THE DEBTOR has to make and transferring the pertaining monies to CIB. The Agent Bank will also receive all the documentation and information to be remitted by THE DEBTOR to THE CREDITORS. For the exercise of its tasks as Agent Bank, BFA will not earn any remuneration. B -) That THE DEBTOR will give in guarantee to THE CREDITORS the farm described in Clause A -) of this document, guarantee which will include any improvement made to the same, including future constructions, [WITHOUT TAKING NOTE ON THE REGISTRY]: C -) That THE DEBTOR has complied with the following precedent conditions for the granting of the LOAN: I) THE DEBTOR has given a scheme of guarantee acceptable by THE CREDITORS, and both parties have reached an agreement of the terms and conditions of the LOAN, the documentation related to this transaction, including but not limited to, credit contracts, insurance policies, etc., both in form and substance; II) The appraisals of the farm given as guarantee of the LOAN, were made by an expert chosen by THE CREDITORS, who determined the value of the appraisal is acceptable in regards to the amount of the LOAN. [CONTINUES TAKING NOTE ON THE REGISTRY]: D -) That is of the benefit of THE CREDITORS, THE DEBTOR and THE GUARANTORS, to grant, receive and guarantee, respectively the LOAN according to the terms and conditions herein stipulated. E -) That according to the previous considerations, and for the benefit of all the parties, it has been convened in this LOAN CONTRACT, that the same will be ruled by the following clauses: First Clause - Definitions: For the effects of this LOAN CONTRACT, the following expressions will have the meaning: i) Mortgaged Farm: The farm described in Clause A -) of this document.
ii) Working Day: Any day on which the offices of BFA are open for the public.
iii) Dollars: the monetary unit of the United States of America. iv) Significant Adverse Effect: means in regards to any entity, the negative effect resulting from any act of any type or nature, including but not limited to any adverse determination of a litigation, arbitration, judicial, extrajudicial or administrative procedure, or any investigation of any governmental or non-governmental authority which imposes a negative or contrary charge, impairs in a material manner and alters negatively the financial condition, business operations, assets or benefits of such entity. For the effects of this definition, "in a material manner" shall mean the possibilities of compliance of the established obligations in this contract and its guarantees. v) Financial
Statements: means the balance sheet and loss and profit statements, and the statement of cash flow, including any note on the same. In case of audited Financial Statements, the report of the auditors and the report of the President or administrators of THE DEBTOR and THE GUARANTORS. vi) Legal Moratorium: lack of payment of a period of interest of one of the settlements or parts of the capital convened that THE CREDITORS authorize to consider payable on demand the total of the debt. vii) Fiscal Year: With the period of time which begins the first day of September of each year and concludes the thirtieth day of August of the following year. In the event that any of the GUARANTORS counts on or arrives with a fiscal year different to the one consigned in this paragraph, the same shall be notified to the CREDITORS within the following thirty days upon the date in which the change for the pertaining fiscal year has been made. viii) Prime Rate: the variable interest rate of reference, according to the publication of The Wall Street Journal. The parties consider and accept that the indicated rate is an objective international rate and of public acknowledgment, and it is so defined according to article four hundred ninety seven of the Commercial Code of Costa Rica, considering this note as source of occasional certifications on the level of such rate, that the parties or administrative and judicial authorities may require in regards to the present contract. In the event of disappearance of The Wall Street Journal, the rate shall be the one determined through a certification of the Central Bank of Costa Rica. The Prime Rate will be revisable and adjustable to the rate applicable on the day that each respective payment must be done. ix) Leverage Proportion: Relation of total liability to patrimony. x) "Back to Back": Credit operations guaranteed in a hundred percent with deposits of the same crediting entity. xi) Value Date: Is the date upon which all the established periods established in this contract will be counted, including but not limited to the period of the loan, the period of grace. For all the effects of this contract, it is considered as value date the seventh day of December of the year nineteen hundred ninety nine. Second
Clause: Destination of the Loan and participation of Trusteeship: Subject to the terms and conditions stipulated in this LOAN CONTRACT, THE CREDITORS grant in commercial trusteeship loan to THE DEBTOR, and THE DEBTOR agrees to take a loan from THE CREDITORS, the amount of THREE MILLION NINE HUNDRED THOUSAND DOLLARS WITH NO CENTS. The destination of the resources of the LOAN and the participation in trusteeship of each of THE CREDITORS are stated in Clause A of this document. Third Clause: Disbursement: From the resources of the LOAN, the amount of NINE HUNDRED THOUSAND DOLLAS, minus the sum pertaining to the structuring commission referred upon the fourth clause paragraph c) of this contract, and the expenses and legal fees pertaining to the drafting and registration of this document, which have been duly deducted by THE CREDITORS, are disbursed in this same act through any check issued in favor of Fiduciaria BFA, S. A., seller of the farm mentioned in Clause A) of this document. The aforementioned has been executed following the precise instruction of THE DEBTOR who in this act its full agreement and satisfaction with such procedure. It is noted that the totality of the NINE HUNDRED THOUSAND DOLLARS already disbursed, have been provided by CIB. The remaining THREE MILLION DOLLARS, of which CIB will grant ONE MILLION SIX HUNDRED ONE THOUSAND and BFA shall grant ONE MILLION FOUR HUNDRED THOUSAND DOLLARS, shall be placed at the disposal of the DEBTOR once concluded the construction of the store "PriceSmart" which will be built on the farm mortgaged in guarantee of the LOAN. Fourth Clause - Interests and Commissions. a.- Current Interests: THE DEBTOR shall pay interests on unpaid balances of capital, since the date of the disbursement and until completed the payment at an annual rate equivalent to TWO percentage points above the PRIME RATE. In consequence, up to this date, as reference for the first payment of interests, the current interest rate is of TEN POINT FIVE percent annually, with a basic PRIME RATE of eight point five percent annually. The current interests shall be paid to THE CREDITORS in Dollars, on monthly expired and consecutive installments, on the seventh day of each month, or in the event this date is holiday, the payment shall be made the next working day available. Monthly payments for concept of interests shall be paid through check, wire transfer or any other means upon entire satisfaction of THE CREDITORS. Except in the event of making transfer, all payments shall be made in the main offices of BANCO BFA, S.A. or any of its branches. The interest rate shall be revisable and adjustable every month according to the variation of the PRIME RATE. To the effects of the adjustment, during any time and for any type of legal, judicial and administrative effects, it will be enough the sole indication of THE CREDITORS, to confirm that the type of interest notified by this latter, is the one indicated to be paid and that the new rate of interest is true, correct and accepted by THE DEBTOR. Current interests shall be calculated based upon a year of three hundred sixty five days by the exact amount of days occurred since the date of the last payment of capital until the next date of payment of capital, both dates included in the calculation of interests. b.- Moratorium
Interests: In its case, a variable interest rate equivalent to thirty percent above the current agreed interest rate, calculated upon the basis of one year of three hundred sixty days by the exact amount of days occurred since the date in which THE DEBTOR failed in the payment of the pertaining capital until the effective date of payment to THE CREDITORS, both dates included in the calculation of interests. In this sense, while no adjustment is made to the current interest rate, according to what is established in Paragraph A -) of this clause, the moratorium rate would be THIRTEEN POINT SIXTY FIVE percent annually. Such moratorium interests shall also be paid by THE DEBTOR in Dollars. c.- Structuring Commission: THE DEBTOR must pay the amount of FIFTY EIGHT THOUSAND FIVE HUNDRED DOLLARS to the CREDITORS, for concept of restructuring of credit for the sole time, amount that THE DEBTOR authorizes and requests the deduction of the amount of first disbursement. Fifth Clause: Duties and Currency. All payments made by THE DEBTOR shall be free and without deduction of any duty, rate, right, lien, retention or contribution, that may exist or is imposed in the future by any political, administrative or judicial authority of the domicile of THE DEBTOR. If The DEBTOR is or will be bound to deduct or retain any amount for any reason, this shall increase the payment in such manner that THE CREDITORS receive upon expiration the complete amount entitled according to the terms of this contract. If THE CREDITORS pays any amount of money charged to THE DEBTOR, for duties or to maintain the validity of the guarantees, or assure payments or obligations of THE DEBTOR, this will reimburse immediately the amount in the currency indicated in the receipt along with the interests pertaining to the rates previously agreed. Considering the fact that this loan is an operation in Dollars, currency of the United States of America, THE DEBTOR is bound and irrevocably has the obligation to pay all the amount required under this loan in the same currency. Sixth Clause - Period: The period is five years and six months, counted upon the VALUE DATE, according to what is stipulated in paragraph xi -) of the First Clause of this contract, be it the expiration date June seven of the year two thousand five. Seventh Clause - Form and Place of Payment of the capital owed: a.- Settlements: THE DEBTOR shall pay THE CREDITORS the amount of the capital owed, through the pertaining payment of twenty installments of capital, quarterly, expired, fixed and consecutive, for the amount of ONE HUNDRED THIRTY NINE THOUSAND TWO HUNDRED EIGHTY FIVE DOLLARS WITH SEVENTY TWO CENTS each, payable on the seventh day of each month beginning every quarter, starting the SEVENTH DAY OF SEPTEMBER of the year two thousand, by virtue of a period of grace of six months for the payment of capital which has been granted by THE CREIDTORS to the DEBTOR. The balance, that is the amount of ONE MILLION ONE HUNDRED FOURTEEN THOUSAND TWO HUNDRED EIGHTY FIVE DOLLARS WITH SEVENTY CENTS shall be paid upon the expiration of the operation, be it the seventh day of September of the year two thousand five. The quarterly installments to be paid to THE CREDITORS shall be paid through checks, wire transfer, or any other means to the entire satisfaction to THE CREDITORS. Unless the payments are performed through wire transfer, these shall be made in the main offices of Banco BFA, S. A., located in La Uruca, one hundred seventy five meters to the North of Puente Juan Pablo Segundo, or in any branch of such Bank. For better understanding, it is noted that the interests shall be paid monthly, according to the fourth clause. Eighth Clause: [WITHOUT TAKING NOTE ON THE REGISTRY]: A.- Conditions preceeding to the disbursement of the credit: Previous to the disbursement of the credit, THE DEBTOR shall have delivered to THE CREDITORS the following: i.- Financial Statements: Three years of financial statements, including the balance, statement of loss and profit, and cash flow of PriceSmart, Inc.. PriceSmart, Inc. is bound to the aforementioned through its representative. ii.- Business Plan and Projected Cash Flow for the period of the credit of THE DEBTOR and PRISMAR DE COSTA RICA, S. A. in a consolidated manner. iii.- Business Plan and Projected Cash Flow of PriceSmart, Inc. for the period nineteen hundred ninety nine - two thousand. PriceSmart, Inc. is bound to the aforementioned through its representative. B.- Special Conditions of the loan: i.- Insurance: As constructions are been carried out in the farm which guarantees the LOAN, THE DEBTOR is bound to subscribe by means of INTERSEGUROS, S. A., insurance policies against all risk, including but not limited to risks on fire, hurricane, civil disturbance, earthquake, floods, responsibility of accidents and business interruption and any other prejudice, for an amount reasonable to the satisfaction of THE CREDITORS which shall be equal to the balances due for concept of capital of the LOAN. The rights derived from previous insurance policies shall be assigned in favor of THE CREDITORS while this LOAN CONTRACT is in force. The amounts paid by the insurance company for an insurance policy shall be applied to the payment of capital and interests of this trusteeship loan, or in its defect, with the authorization of the creditors, it shall be used for the restoration of all or part of the facilities which are guaranteeing the LOAN. The aforementioned fact will be without prejudice to any other right or remedy that THE CREDITORS may have according to this LOAN CONTRACT. THE CREDITORS may authorize THE DEBTOR to subscribe the above indicated insurance policies by means of other company different to INTERSEGUROS, S. A.. In this case, THE DEBTOR shall provide THE CREDITORS upon their request, a certification of the existence of the policies herein stated. In addition, THE DEBTOR shall give THE CREDITORS in the anniversary of each insurance policy without requirement, or upon request of THE CREDITORS at the moment this latter redeem necessary, the duplicated originals of all the insurance policies or contracts executed according to the previous stipulations, as well as copies of the receipts of premiums paid, an a confirmation issued by the insurer stating that the policies are in force and in full effect, and that THE CREDITORS are registered as mortgage creditors and beneficiary of the same. It is understood that in the event the DEBTOR does not pay on the pertaining date the quotas of the insurance policies herein stated, THE CREDITORS may proceed to make such payments, and the DEBTOR will be bound to pay THE CREDITORS the amount paid for insurance policy within the month following to the date in which THE CREDITORS have made such payment. The noncompliance of this obligation by THE DEBTOR shall be cause of anticipated expiration of the LOAN. ii.-
Prepayment: THE DEBTOR reserves the right to pay in advance the loan owed but, in such case, shall not have right to any discount or return of the commissions already paid. Any prepayment shall be applied to the capital in inverse order of expiration of the loan and all the interests earned on the amount of such prepayment shall be paid at the same time. The anticipated payment may be total or partial. In the event THE DEBTOR makes partial prepayments, the same shall be in quotas not less than TWO HUNDRED EIGHTY

SIX THOUSAND SEVEN HUNDRED FIFTY DOLLARS, and will not be bound to the payment of any fine. It is understood that any prepayment shall necessarily coincide with the dates of payment of interests. In any case of prepayment, THE DEBTOR shall notify THE CREDITORS four days in advance its intention. THE DEBTOR shall compensate the CREDITORS against any loss, cost or expense incurred by THE CREDITORS as result of noncompliance of a prepayment required and confirmed by THE DEBTOR. [CONTINUES TAKING NOTE ON THE REGISTRY]: Ninth Clause: THE DEBTOR and PRISMAR DE COSTA RICA, S. A. expressly bind themselves and agree for the entire period of the loan and until all the financial obligations derived from the same have been cancelled in its totality and during the period in force of all the guarantees given and constituted according to this contract, to the following: i) Existence and Licenses of Operation: THE DEBTOR and PRISMAR DE COSTA RICA, S. A., shall keep and maintain with full legal effect its corporate existence full capacity to operate in Costa Rica, as well as all type of licenses and permits to operate its activities. Likewise, THE DEBTOR and PRISMAR DE COSTA RICA, S. A. shall comply with all important aspects related to the applicable laws, rules, decrees, resolutions, sentences, and orders or restrictions imposed by any entity or governmental, judicial or administrative authority, be it applicable to the performance of its business and activities, and to the property of their properties and assets and the related subsidiaries, including environmental laws; and shall pay and maintain updated all the material obligations which they may have during the period of this loan. ii) Performance of their business: They shall continue performing and operating their business as described to THE CREDITORS in regards to this LOAN CONTRACT.
iii) Assets and Properties: The farm will be kept in guarantee of this obligation in the same or better condition in which is currently found. Likewise, the store "PriceSmart" is kept to build in the mentioned farm, in perfect state of conservation and maintenance. THE DEBTOR and PRISMAR DE COSTA RICA, S. A. in particular, may not lien, assign or dispose of in any manner the farm mortgaged in guarantee of the LOAN. iv) Auditing and inspections: THE DEBTOR and PRISMAR DE COSTA RICA, S. A. are bound to cooperate in the inspection on loans and guarantees carried out by the General Superintendency of Financial Entities. In addition, THE DEBTOR and PRISMAR DE COSTA RICA, S. A. are bound to accompany the legal representatives of THE CREDITORS in order to inspect the properties granted in guarantee, at the moment in which THE CREDITORS consider necessary, provided that it is during working hours. v) Reports: Financial
Statements: THE DEBTOR and GUARANTORS shall present to THE CREDITORS within ninety days following to the date of its business year, the Annual Financial Statements audited by an external auditing firm accepted by THE CREDITORS. In case of THE DEBTOR and PRISMAR DE COSTA RICA, S. A., the Financial Statements above mentioned shall be consolidated. In the event that THE CREDITORS would not approve in a determined moment the external auditing firm, the same shall notify THE DEBTOR and/or the GUARANTORS indicating the reasons justifying its refusal. In such case, THE DEBTOR and/or GUARANTORS shall have a period of thirty days upon the date of the notice to appoint a new company that shall be subject in the same manner to review and approval by THE CREDITORS. Once passed this period without receiving the approval from THE CREDITORS these shall have right to consider due in advance and along with all the financial obligations in its favor. Internal Financial Statements: THE DEBTOR and GUARANTORS shall present to THE CREDITORS quarterly within forty five days following the date of closing of each quarter, their internal financial statements. In case of the DEBTOR and PRISMAR DE COSTA RICA, S. A., these shall be consolidated. All statements shall obtain a sworn statement of a legal representative stating the compliance of all the obligations herein contracted, including but not limited to: the respective financial reasons. vi) Payment of duties: THE DEBTOR and PRISMAR DE COSTA RICA, S. A. shall present on a timely basis all and every one of the statements of rent and reports, and shall pay on a timely basis all municipal and property duties and governmental taxes or charges that for any other reason are due to their activities and real estate, in particular those which affect the farm mortgaged under this document. THE DEBTOR and PRISMAR DE COSTA RICA, S. A. shall have no obligation to pay such duties while claiming the validity or the amount of the same, in good faith and through the proper legal procedures; nevertheless, it shall present in their financial statements the reserve or provision necessary for the payment of the same in the event that such payment must be made. vii) Maintenance of such financial reasons that shall be reviewed on a quarterly basis: During the period of the credit, THE DEBTOR and PRISMAR DE COSTA RICA, S. A., in a consolidated manner, shall maintain the following financial indexes calculated by fiscal year in case: a -) Reason of the service of the debt excluding "Back to Back" type operations, provide at least one point one for the year two thousand; one point fifteen for the year two thousand one, one point twenty five for the year two thousand two and one point five after year two thousand three and following; measure in all cases at the end of each quarter and calculated in proportion to twelve renewable months. It is defined the reason of service of the debt as: the net utility plus interests, plus depreciation, plus amortization, all of the previous divided by the capital plus the payment of interests: b -) The reason of coverage of interests, excluding "Back to Back" type operations, it shall not be lower than the level of one point seventy five percent for the year two thousand; of two points for the year two thousand one; of two point five of the year two thousand two; and of three for the following years; c -) The total debt, excluding "Back to Back" type operations/ EDBITFA shall not be over: five for the year two thousand; four for the year two thousand one; two point seventy five for the year two thousand; two point five for the years two thousand three and two thousand four. EDITDA shall be calculated using the past twelve months upon the moment of the calculation, and shall be defined as: the amount (without duplication) of: one -) net utility plus two -) depreciation and amortization, plus three -) interest expenses, plus four -) all other accounting expenses which do not represent outcome of cash during the period, including but not limited to: losses not performed derived from the exchange differential or currency corrections, and only when such expense has been deducted in regards to the determination of the net utility; plus tax expenses to the profits, only when this expense has been deducted in relation to the determination of the net utility, minus accounting income which do not represent an income of cash during the period, including but not limited to: profits due to exchange differential and currency corrections, minus income of capital from participation in subsidiaries or affiliates, plus dividends in cash received from subsidiaries and affiliates. d -) The reason of leverage of THE DEBTOR must not be over three for the year two thousand, two point five for the year two thousand one and two for the following years. The reason of leverage is defined as "the total of the debt" minus "back to back" type operations over the patrimony plus "back to back" type operations. viii) Notice of litigation, administrative procedures, requalification of taxes: THE DEBTOR shall notify in writing THE CREDITORS, immediately after THE DEBTOR has knowledge of any litigation, administrative or arbitration procedure, or requalification of taxes, which affect THE DEBTOR, developed adversely, or that threatens to be set against it, and it may be possible to have an adverse material effect over the business, assets or financial condition of THE DEBTOR, or that affects or may possibly affect the capacity of THE DEBTOR to execute de obligations acquired by this document and under the LOAN CONTRACT herein convened. ix) Annual reviews of the loan: THE DEBTOR and PRISMAR DE COSTA RICA, S. A. bind themselves and agree to adhere to the annual reviews of the loan carried out by THE CREDITORS, and to adhere to those additional requirements which may be necessary to impose to THE DEBTOR and PRISMAR DE COSTA RICA, S. A. due to such reviews. x) Maintenance of books and registries: THE DEBTOR and PRISMAR DE COSTA RICA, S. A. are bound to maintain properly and accurately all necessary and common books and registries used in similar companies. xi) Business with affiliates: The parties agree that, both THE DEBTOR and PRISMAR DE COSTA RICA, S. A. shall carry out business or transactions with affiliates, provided that such negotiations are in the same conditions as those carried out with independent third parties. Tenth clause:
Negative obligations of THE DEBTOR and PRISMAR DE COSTA RICA, S. A.: THE DEBTOR and PRISMAR DE COSTA RICA, S. A. expressly bind themselves and agree for all the period of the loan and until all the financial obligations derived from the same have been cancelled entirely and during the term in force of all the guarantees granted and constituted according to this contract, that: i) Shareholding
Property: Will not carry out or will not allow the performance of any change in stock structure, which implies a change of stock control in THE DEBTOR and/or PRISMAR DE COSTA RICA, S. A., while this contract is in effect or there is a financial obligation derived from this contract or its guarantees, not paid in part or totally, all of which without the previous express and written consent of THE CREDITORS. It shall be excluded of this prohibition and of any prohibition related to the change of stock participation of THE DEBTOR and THE GUARANTORS, any transaction which implies an increase of the stock participation of PRICESMART, INC. in any of its subsidiaries. ii) Existence of THE DEBTOR and PRISMAR DE COSTA RICA, S. A.: THE DEBTOR and PRISMAR DE COSTA RICA, S. A. will not adopt any agreement of merge, or shall not be liquidated, dissolved or consolidated with any other society or entity, nor will carry out investments in subsidiaries, affiliated or third parties, nor shall guarantee obligations of this parties without the previous written consent of THE CREDITORS. In any event, the refusal of THE CREDITORS shall be based upon reasonable criteria and sustained in order to be discussed with THE DEBTOR and PRISMAR DE COSTA RICA, S. A.. Neither THE DEBTOR or PRISMAR DE COSTA RICA, S. A. shall invest in the stock capital or in titles of any subsidiary or affiliate, except in the ordinary course of its business. iii) THE DEBTOR and PRISMAR DE COSTA RICA, S. A. shall not carry out any of the following transactions in regards to the farm mortgaged in this act, with the store to be built in the same and with the assets and inventory of the same, if these exceed the two hundred fifty thousand dollars a year, unless they count with express authorization of THE CREDITORS, which shall not be denied without reasons: acquisitions, sales or transfer of shares, leases or sales, sales with lease, repurchase or redemption of issued and outstanding shares (including options and coupons of share subscription), exchanges, cancellations or resolutions, reforms or repurchase of debts and obligations of capital lease and operative leases. This restriction does not apply to investments in improvements intended to be carried out in the farm mortgaged in this act, as well as the store "PriceSmart" which will be built on such farm. It will be considered as improvement the substitution of all the equipment found in the store at the moment of its opening. iv) THE DEBTOR and PRISMAR DE COSTA RICA, S.
A. are bound to not mortgage, pledge or in any manner grant in guarantee the farm mortgaged in this act, as well as any of the properties related with the store to be built in such farm, without the previous and express authorization of THE CREDITORS, which shall not be denied without reasonable basis. Eleventh clause: Statement and Guarantees: With the purpose that THE CREDITORS have convened with THE DEBTOR in this LOAN CONTRACT, furnished by the undersigning Notary and understanding the penalties established by the Costarrican law for fake statement and perjury, the representative of THE DEBTOR provides the following statement and guarantees under faith of oath: i) the representative of THE DEBTOR declares and guarantees that THE DEBTOR is a society duly organized according the laws of Costa Rica, legally existing on this date and with full judicial capacity to grant this LOAN CONTRACT and the documents which complement it. ii) The representative of THE DEBTOR declares and guarantees that the same counts with power and/or authorizations, according to law are necessary to act in name and representation of the same and to subscribe this document, this LOAN CONTRACT and the documents that complement it. iii) The representative of THE DEBTOR declares and guarantees that THE DEBTOR has provided without omission, all the tax statements that the law requires to be presented; that it has paid without omission all the taxes resulting from such statements or from any appraisal, requalification or requirements for duties; that neither him or THE DEBTOR has knowledge of obligation, appraisal, tax, requirement or any requalification in regards to periods covered by statements or notices presented before today, further than those appearing in such statements and notices, that neither him or THE DEBTOR have been notified by the competent authorities of any deficiency, error or requalification of its tax obligations and/or any other nature; and that neither him or THE DEBTOR expect any cause for this to happen.
iv) The representative of THE DEBTOR declares that the same consents and guarantees the collaboration in the inspections carried out by the General Superintendency of Financial Entities and/or THE CREDITORS to verify the compliance of the investment plan found in the credit file to which this LOAN CONTRACT refers to and binds himself and agrees to provide THE CREDITORS any report related to the investment of the loan, as well as the updated report of its financial statements. v) the representative of THE DEBTOR and PRISMAR DE COSTA RICA, S. A. declares and guarantees that THE DEBTOR has obtained all the authorizations, licenses and permits necessary to carry out all the activities pertaining to its businesses and commercial operation and that the same shall remain in effect during all the period of the debt. vi) The representative of THE DEBTOR declares and guarantees that all the obligations and stipulations expressed and assumed by THE DEBTOR through this document, constitute legal, valid, relating and executable obligations against THE DEBTOR in accordance to the pertaining terms, and that the same do not require any additional authorization from its corporate structure, legal representatives, administrative, governmental, judicial or arbitration authorities or by any legislation or rule that may be applicable or related to THE DEBTOR. viii) The representative of THE DEBTOR declares and guarantees that THE DEBTOR up to the date of granting of this document is found complying any law, rule, agreement, contract, mortgage, trust, convention, license or any other instrument, obligation or task by which the same or any of its properties is related or affected, be it a noncompliance affecting significantly and adversely its capacity to comply or execute any of the obligation of this LOAN CONTRACT. viii) The representative of THE DEBTOR declares and guarantees that no litigation, arbitration or claim which may, by itself or jointly with any other procedure or claim, significantly and adversely affect its faculty to comply or execute its obligations under this LOAN CONTRACT, happening or pending or threatening against THE DEBTOR and its assets, up to where the same has knowledge, estimate and information until this date.
ix) The representative of THE DEBTOR declares and guarantees that THE DEBTOR has totally revealed to THE CREDITORS all the facts related to the same which are known or which should be reasonably known, and that these have resulted useful and necessary to the subscription of this LOAN CONTRACT and for THE CREDITORS to convene the subscription of the same. x) The representative of THE DEBTOR and PRISMAR DE COSTA RICA, S. A. declares and guarantees that he has not taken any decision or any step for or against or related to THE DEBTOR for its liquidation, dissolution, bankruptcy, reorganization or for the appointment of an intermediary, trustee, or representative similar in regards to any or all the assets or entries of THE DEBTOR. xi) The representative of THE DEBTOR declares and guarantees that it does not have any significant obligation or any significant contingent obligation which has not be revealed to THE CREDITORS. The representations, statements and guarantees established in this clause will continue after the execution of this LOAN CONTRACT and shall be considered as repeated in any subsequent date until the loan and other outstanding amounts originated in the same are duly cancelled to THE CREDITORS, as well as all the obligations stipulated in the same have been complied. Twelfth Clause:
Non-compliance: i) The delay in the payment of capital, by THE DEBTOR according to what has been agreed. ii) the delay in the payment of one or more installments of outstanding interests, as convened. iii) the non-compliance of the payment of any obligations of THE DEBTOR and/or of PRISMAR DE COSTA RICA, S.
A. with any individual or entity, when such non-compliance goes on for more than thirty days after the due date, with exception of those debts existing with PriceSmart, Inc., whose non-compliance shall be extended for ninety days; and those obligations which are guaranteed with "back to back" and in all cases provided that the obligations collected are not being reasonably questioned. iv) the non-compliance of any other financial or non-financial obligations established in this contract. v) if THE DEBTOR or PRISMAR DE COSTA RICA, S. A. adheres to the dissolution, liquidation, administration and reorganization due to judicial receiver, be it declared in bankruptcy or may request any type of procedure, agreement with creditors, or if it is consented in the appointment of any receiver or if begins the cease of payments, with exception of all those debts guaranteed with "back to back". vi) the non-compliance of any representation or guarantee made by the DEBTOR, Prismar de Costa Rica, S. A. or any of the other guarantors or the determination that such guarantee or representation was incorrect, or if any of the agreements are not complied by these. vii) or if the guarantees constituted by this document may not be registered in the Public Registry Office due to THE DEBTOR. viii) if this LOAN CONTRACT or any guarantee of those granted by THE

DEBTOR cease of being a valid and perfect right of guarantee, or if these may have due to any circumstance a significant adverse effect in its nature of guarantees for THE CREDITORS. ix) if any legal or administrative process objects in a material manner THE DEBTOR to continue with the normal business and operations, of if these may have a significant adverse effect in the business, operations and financial statements of THE DEBTOR. x) if the validity or term of this LOAN CONTRACT or any guarantee granted in regards to the same is successfully executed by any authority of the Government or any individual or entity third party. xi) If the Board of Directors or high management of THE DEBTOR and/or PRISMAR DE COSTA RICA, S. A. make decisions which jointly with others or in a separate manner affect or may adversely affect the patrimony of THE DEBTOR, or the quality, preservation and/or status of the guarantee, in terms of article seven hundred seventy seven of the Civil Code of the Republic of Costa Rica, for which any damage shall imply that the same must grant guarantee in excess and that it is involving the non-compliance of the guarantee. For any effect THE DEBTOR recognizes as sufficient to consider such deterioration or potentiality of deterioration the opinion of its external auditors, along with the opinion of the department of Credit and the General Management of THE CREDITORS. xii)a change of property, management or control occurs in THE DEBTOR, PRISMAR DE COSTA RICA, S. A. without the previous and written consent of THE CREDITORS. xiii) If the GUARANTORS do not comply with any of the obligations assumed in this LOAN CONTRACT; or xiv) if any materially adverse change occurs in the financial condition or of any other type or in the business or in the perspective of business of THE DEBTOR and/or PRISMAR DE COSTA RICA, S. A. xv) If any material changes happen in the laws or rules which may seriously affect the possibility of complying the obligations herein stipulated.
xvi) If the guarantee granted in this act is not considered privileged before the other debts of THE DEBTOR and/or PRISMAR DE COSTA RICA, S. A. xv) if any materially adverse change occurs in the financial condition or of any other type or in the business or in the perspective of business of THE DEBTOR and/or PRISMAR DE COSTA RICA, S. A. xvi) If THE DEBTOR and/or PRISMAR DE COSTA RICA, S.
A. do not comply with any of the obligations assumed in the contract: and xviii) If the statements and information provided by THE DEBTOR and PRISMAR DE COSTA RICA, S. A. which lead to the concession of the LOAN were false or distorted;
THEN: THE CREDITORS shall have right to consider past due in an anticipated manner and jointly with all financial obligations in its favor and shall have the faculty to judicially demand the payment of the LOAN based upon the contract, which for all legal effects constitute executory title. No fault or delay from THE CREDITORS in executing or exercise any right resulting from the present contract shall be interpreted as a resignation to this or any right or faculty which corresponds according to this contract or the Law; all the rights contained in this contract or any guarantee of the same are accrued and may be exercised in jointly or separately. Thirteenth Clause: Period for the correction of non-compliance and reasons for the anticipated expiration: Without prejudice to what is established in the Eleventh Clause and without affecting the consequences of the non-compliance or anticipated expiration, amongst them but not limited to the right to collect moratorium interests, THE CREDITORS bind themselves to grant, previous to the execution of any judicial action to which the same is entitled according to the guarantees furnished, a period for the remedy of such non-compliance or reasons for the anticipated expiration, according to the following: i) In the event that the non-compliance is of the payment of any amount owed by virtue of the LOAN CONTRACT. THE CREDITORS shall notify THE DEBTOR of the existence of such non-compliance granting an unpostponable period of thirty days for the immediate and definite correction of the cause for non-compliance or reason of anticipated expiration. Fourteenth Clause:
Guarantee: To reply for the payment of the amount of capital owed, outstanding interests, moratorium interests in case, personal and processing fees of an possible collection and all other financial responsibilities or of other nature charged to THE DEBTOR established in this LOAN CONTRACT, and/or damages and prejudices caused due to the non-compliance of THE DEBTOR, THE DEBTOR grants:
A.- Mortgage in first degree for the amount of THREE MILLION NINE HUNDRED THOUSAND DOLLARS, in favor of THE CREDITORS, over a farm described in Paragraph A -) of this document. The participation that each of the debtors will have in the guarantee constituted in this act is the one established in the mentioned Paragraph A. Such farm shall cover the total amount of capital of the LOAN plus the pertaining interests. In the event of a possible auction via judicial processing, the base price for the sale of the farm herein mortgaged will be the amount owed for concept of capital of the LOAN, according to what THE CREDITORS establish upon the moment of presenting the corresponding executory demand. At any moment in which THE DEBTOR, with the previous and discretional consent of THE CREDITORS sells part of the mortgaged farm, the price per meter of partial discharge of the guarantee constituted in this act that THE DEBTOR shall pay to THE CREDITORS as installment to the capital of the LOAN, will consist in the price per meter established on the last appraisal carried out over the farm in reference or the ninety percent of the price per meter of the sale performed. B.- Guarantee: Are constituted as solidary guarantors of the financial obligations charged to THE DEBTOR consigned in this LOAN CONTRACT, the following companies in the proportion hereinbelow indicated: i -) Prismar de Costa Rica,
S. A. and PSMT CARIBE, INC., each of them in solidary and absolute manner for the total amount of the debt. ii) PriceSmart, Inc., for an amount which shall not exceed the sixty percent of the capital, plus the pertaining interests, and
iii) PSC, S. A., for an amount which shall not exceed the forty percent of the capital plus the pertaining interests. These companies make the same waivers and stipulations that THE DEBTOR and grant from this moment their authorization to provide extensions and other facilities, without need to advise or notify, waiving its domicile and payment requirements. [WITHOUT TAKING NOTE ON THE REGISTRY]: THE CREDITORS shall reduce the possibility of the guarantees according to the following: a. Dollar per dollar with the repayment of the credit in accordance to the amortization table, which is attached to the present contract and shall be integral part of the same for all legal and contracting effects. b.- The fifty percent of the outstanding debt is equal or lesser than the fifty percent, and that in addition, during the previous twelve months, the operating net utility of the project has covered the proportion of service of debt (interests and capital amortization) in the loan in proportion of one point five to one, as minimum; and c.- To thirty percent of the debt outstanding of payment at the moment in which the relation between the original amount of the credit and the outstanding balance of the payment is equal or lesser than the thirty percent and, for the previous twelve months, the operating net utility of the project has covered the proportion of service of one point seventy five to one, as minimum. These reductions shall be given by THE CREDITORS upon express request of THE GUARANTORS, otherwise the guarantees will remain in effect as originally agreed. In any event, this reduction does not apply for the solidary guarantee granted by Prismar de Costa Rica, S. A., which will remain in force in equal periods during the complete term of the debt. . [CONTINUES TAKING NOTE ON THE REGISTRY]: THE DEBTOR and THE GUARANTORS waive to the domicile, payment requirements and executory demand processing. The liens cover, without been limited to: any improvement on the mortgaged farm, including those made by third parties, as well as any excess room existing between the measure indicated on the Public Registry and the actual measure of such farm, all of which THE DEBTOR agrees with. The assignment of payment is upon exclusive judgement of THE CREDITORS, even after the possible auction. THE DEBTOR is bound to pay all the taxes applied to the farm mortgaged in this act and to give THE CREDITORS during the complete period while the mortgage lien is in force, all the communications received regarding duties and the receipts of payment in cash, including any applicable interest or fine. THE DEBTOR is bound and agrees not transfer, consent or grant any other lien over the mortgaged farm in this document, without the previous and written consent of THE CREDITORS, and likewise discharge another lien that may be valid over the properties given in guarantee while the liens imposed through this document are in effect. Fifteenth
Clause: Additional obligations of the Guarantors: PriceSmart, Inc. binds itself to maintain a net minimum patrimony of fifty five million dollars during the period in which the debt is in force. Likewise, PriceSmart, Inc. is bound to maintain a participation of sixty percent of the stock capital of PSMT Caribe, Inc. an entity constituted and organized according to the laws of the British Virgin Islands. PSMT CARIBE, INC. is bound to keep a minimum patrimony of twenty five million dollars. In all of the above cases exceptions may exist if authorized in a previous and written manner by THE CREDITORS. Sixteenth Clause:
Expenses and Honorary: All the expenses and honorary, taxes, rates stamps, chares pertaining to the negotiation, preparation, granting, management and execution of this LOAN CONTRACT, its guarantees and other acts and related documents, shall be charged to THE DEBTOR and shall be paid by this latter immediately upon request of THE CREDITORS. THE DEBTOR agrees and consents in assuming and paying the personal and processing fees of all and each of the possible actions that THE CREDITORS may execute against THE DEBTOR. Seventeenth
Clause: Partial cancellation and non-compliance of the obligation: The cancellation or illegality of any of the stipulations of this LOAN CONTRACT shall not affect the validity, legality or requirement of all other clauses. All the rights and recourses established in this document or in any guarantee document are accruable and may be executed contemporary or consecutively, are in addition and not exclusive of any other right or recourse established by law. The fact that THE CREDITORS do not require the precise compliance of all or any of the obligations resulting for THE DEBTOR of this document, shall not imply or shall be considered as an excuse, amendment, acceptance or resignation to the terms, conditions and rights established in the LOAN CONTRACT, since in order to be valid amongst the parties, the same shall be made in writing and accepted by the parties. Eighteenth Clause: Lack of Joint Venture: Nothing of what is herein stated and contained constitute or may be construed as creation of an joint association or joint venture or society for the performance of a common goal between THE DEBTOR and THE CREDITORS. THE CREDITORS do not assume the responsibility for any obligation or risk derived from the business and activities of THE DEBTOR in a direct or indirect manner. Nineteenth
Clause: Statement of mutual benefit: THE CREDITORS and THE DEBTOR make express statement

Nineteenth Clause: Statement of Mutual benefit: THE CREDITORS and THE DEBTOR makes expressed consent that what have been convened by them in this LOAN CONTRACT is the result of the mutual negotiations and concessions that benefit them. Twentieth Clause: Applicable Law and Jurisdiction: THE CREDITORS, THE DEBTOR and THE GUARANTORS adhere to the laws of the Republic of Costa Rica for the interpretation of this LOAN CONTRACT. Any demand, action or procedure related to this LOAN CONTRACT or its execution, shall be submitted to the knowledge of the competent court f the city of San Jose, in the Republic of Costa Rica, for which all the parties waive their domicile. Twentyfirst Clause:
Communications, notices and requirements: Any communication, notice or requirement related to this LOAN CONTRACT, shall be made in writing through certified letter with acknowledgment receipt in the domicile stated in this contract, to the following addresses: To THE CREDITORS: In the offices of Banco BFA, S. A. in La Uruca, next to the offices of Grupo Taca. To THE DEBTOR and THE
GUARANTORS: At the Attorney Office Zurcher Montoya & Zurcher, First Street, Avenues Nine and Eleven, Post Office Box four zero six six thousand, San Jose or at fax two two one nine one two seven, to the attention of Edgar Zurcher Gurdian. In addition, copies shall be sent via fax to Mr. Ernesto Grijalva at his offices in forty six forty nine Morena Boulevard, San Diego, California, nine two one one seven. In closing, THE DEBTOR and THE GUARANTORS, through their representatives duly credited and related to this document, without prejudice to their waiver to domicile, expressly indicate to hear notices in the event of non-compliance of the obligation herein contracted, the address stated in this document, for the effects of article four of the Law number seven thousand six hundred thirty seven of Judicial Summons and Notices and of article one hundred sixty four bis of the Civil Processing Code, and declare that in the address herein mentioned they may be notified personally or via identification, and that they understand that in case their domicile may result inaccurate or inexistent, they shall be summoned by means of the Order published in the Judicial Bulletin and in a national newspaper. The parties authorize the undersigning Notary to proceed joint or separately as notary to carry out all the corrections, clarifications and additions in such necessary manner to the witness of this document for its proper registration to the Public Registry, without affecting the substance of the business between the parties. The undersigning Notary informs the deponent the legal approaches of their waivers and stipulations and the implied obligations related, who after understanding accept in full. This is all. Issued in first testimony for the creditors in the act of granting the document. Read the document to the deponents, who approve and jointly sign in the city of San Jose, at fifteen hours thirty minutes of the twenty eighth day of the year two thousand. [signed] [signed]

IN FAITH OF WHICH, I sign and seal this document, upon the request of the interested party, in Santo Domingo, National District, Capital of the Dominican Republic, on this eighteenth (18th) day of the month of February of the year two thousand. This is a faithful translation effected from the copy of the original.

Internal Revenue Stamps:
RD$1.00 No.                                 Amalia Chia Shum
RD$0.25 No.                                 Judicial Interpreter